UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2009

GYRODYNE COMPANY OF AMERICA, INC.
(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, Suite 24
ST. JAMES, NEW YORK 11780
(Address of principal executive
offices) (Zip Code)

(631) 584-5400
Registrant's telephone number,
including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Gyrodyne Company of America, Inc. (the “Company”) today received an Order from the Court of Claims of the State of New York, dated February 25, 2009, directing that the trial in the Company’s case for just compensation from the State University of New York at Stony Brook resulting from the condemnation of 245.5 acres of the Company’s Flowerfield property shall commence on August 3, 2009.  A copy of the Order is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Order of the Court of Claims, dated February 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By: /s/ Stephen V. Maroney

Stephen V. Maroney
President, Chief Executive Officer and Treasurer

Date:  March 5, 2009

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